UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12.

EverBank Financial Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

EVERBANK EMAIL ANNOUNCEMENT: EVERBANK NON-COMMERCIAL CLIENTS

EVERBANK AND TIAA TO BECOME ONE

Today, we are excited to announce that EverBank has entered into a formal agreement to be acquired by TIAA. This is a momentous day for our company, our clients and our associates, as we are uniting with one of the largest and most respected financial services companies in the country. We’re particularly proud to be joining a company of like values and one that is equally driven to reshape and redefine the financial services industry for the better.

First and foremost, this is about elevating your financial experience with us. This is clearly a very big moment in the evolution of our company and one that brings great anticipation and excitement for the future. We are confident in this decision for many different reasons, but most of all because we know that by joining TIAA we will be able to deliver to you an even broader array of best-in-class financial products and services.

As a Fortune 100 company with a near-century-long history in the financial services industry, TIAA has always held a very deep and genuine commitment to the financial goals and needs of their clients. Just as importantly for us and our decision to move forward with this transaction, TIAA is equally charged with making the world around us a better place to live by truly living the community, cultural and socially focused values upon which their company was built.

WHY THIS IS GOOD FOR ALL

Once the transaction is complete in mid-2017, there is no question that we will find ourselves in a position to help serve you even better. TIAA offers an expansive lineup of financial products and services that, when combined with what EverBank brings to the table, is certain to open up many new and exciting opportunities for current EverBank and TIAA clients alike. We also share in TIAA’s passion and commitment to bringing you new and innovative online and digital experiences designed to both improve and simplify your financial life.

LATEST NEWS AND UPDATES

In the coming weeks and months, as we move toward finalizing the transaction, we have created the EverBank-TIAA Transaction Information Room, which you may turn to at any time for the latest news and updates, including today’s TIAA press release and important FAQs we hope you find helpful. We suggest you visit and bookmark this page today.

As for now, nothing is changing in the way you bank, your product features and rates, or how you work with EverBank. You may continue to access your EverBank accounts and contact us as you always have. And as always, please call us at any time for the dedicated client service you deserve.

Lastly, please know just how much we value your commitment to EverBank. We truly wouldn’t be the company we are today without clients like you. So we thank you for your commitment to us, and we hope you share in our excitement for the promise of an even brighter future together.

Sincerely,

Robert Clements, Chairman & CEO

Blake Wilson, President & COO

Legal Disclosure:

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger between EverBank Financial Corp and TIAA. In connection with the Merger, EverBank Financial Corp intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EverBank Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING

EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website https://www.sec.gov. Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at scott.verlander@everbank.com, or by visiting EverBank Financial Corp’s website http://about.everbank/investors/.

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed Merger. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the Merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.

EverBank, 501 Riverside Ave., Jacksonville, FL 32202

© 2016 EverBank. All rights reserved. FDIC/EHL logos

EVERBANK EMAIL ANNOUNCEMENT: EVERBANK COMMERCIAL CLIENTS

EVERBANK AND TIAA TO BECOME ONE

Today, we are excited to announce that EverBank has entered into a formal agreement to be acquired by TIAA, a Fortune 100 company. This is a momentous day for our company, our partners, our clients and our associates, as we are uniting with one of the largest and most respected financial services companies in the country. We’re particularly proud to be joining a company of like values and one that is equally driven to reshape and redefine the financial services industry for the better.

First and foremost, this transaction is about the continued evolution and growth of our business relationship with you. We, along with TIAA, are exceptionally excited about what’s on the horizon, and especially as we prepare to come together as one to bring to your business new and even higher levels of expertise. The result will be a united front dedicated to providing you first-in-class solutions to many of today’s most pressing financial needs and goals. By joining forces with a financial services innovator such as TIAA, which currently serves over 16,000 institutional clients, you will quickly come to discover a broad and powerful set of business capabilities built for performance, ease of execution, and your success.

LATEST NEWS AND UPDATES

In the coming weeks and months, as we move toward finalizing the transaction, we have created the EverBank-TIAA Transaction Information Room, which you may turn to at any time for the latest news and updates, including today’s TIAA press release and important FAQs we hope you find informative. We suggest you visit and bookmark this page today.

As for now, nothing is changing in the way you work with EverBank. Your normal points of contact shall remain the same, and you can continue to expect the same high-level service you have come to expect from us. There will also be no change to your products, pricing or platforms.

Lastly, please know just how much we value your commitment to EverBank. We truly wouldn’t be the company we are today without clients like you. So we thank you for your commitment to us. It truly means the world to us, and we hope you share in our excitement for the promise of an even brighter future together.

Sincerely,

Robert Clements, Chairman & CEO

Blake Wilson, President & COO

Legal Disclosure:

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger between EverBank Financial Corp and TIAA. In connection with the Merger, EverBank Financial Corp intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EverBank Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING

EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website https://www.sec.gov. Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at scott.verlander@everbank.com, or by visiting EverBank Financial Corp’s website http://about.everbank/investors/.

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed Merger. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the Merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.

EverBank, 501 Riverside Ave., Jacksonville, FL 32202

© 2016 EverBank. All rights reserved. FDIC/EHL logos

EVERBANK EMAIL ANNOUNCEMENT: EVERBANK VENDOR PARTNERS

EVERBANK AND TIAA TO BECOME ONE

Today, we are excited to announce that EverBank has entered into a formal agreement to be acquired by TIAA. This is a momentous day for our company, as we are uniting with one of the largest and most respected financial services companies in the country. We’re particularly proud to be joining a company of like values and one that is equally driven to reshape and redefine the financial services industry for the better.

This is clearly a very big moment in the evolution of our company and one that brings great anticipation and excitement for the future. As a Fortune 100 company with a near-century-long history in the financial services industry, TIAA, like us, has always held a very deep and genuine commitment to the financial goals and needs of their clients and business partners.

We believe it will take several quarters to close the transaction as we pursue required approvals by our stockholders and regulators. For now, it continues to be business as usual at EverBank and you should not expect any changes in your relationship with us. We believe this move will make us even better positioned to navigate an evolving industry, ensuring continuity, continued innovation in products and services and the overall long-term stability of the business.

In the interim, we’d ask that ask that you reach out directly to Michael Webb in EverBank’s Enterprise Vendor Management Office (EVMO) at 1.904.623.2776 with any questions or concerns. To learn more details about today’s news, please feel free to visit our EverBank-TIAA Transaction Information Room.

Thank you again for being a valued part of our success through the years.

Sincerely,

Robert Clements, Chairman & CEO

Blake Wilson, President & COO

Legal Disclosure:

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger between EverBank Financial Corp and TIAA. In connection with the Merger, EverBank Financial Corp intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EverBank Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website https://www.sec.gov. Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at scott.verlander@everbank.com, or by visiting EverBank Financial Corp’s website.

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed Merger. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the Merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.

EverBank, 501 Riverside Ave., Jacksonville, FL 32202

© 2016 EverBank. All rights reserved. FDIC/EHL logos

EVERBANK EMAIL ANNOUNCEMENT: CHARITABLE GROUPS

EVERBANK AND TIAA TO BECOME ONE

Today, we are excited to announce that EverBank has entered into a formal agreement to be acquired by TIAA. This is a momentous day for our company, as we are uniting with one of the largest and most respected financial services companies in the country. We’re particularly proud to be joining a company of like values and one that is equally driven to reshape and redefine the financial services industry for the better.

As a Fortune 100 company with a near-century-long history in the financial services industry, TIAA has always held a deep and genuine commitment to the financial goals and needs of their clients.

Just as important for us, TIAA is equally focused on making the world around us a better place by living the community, cultural and socially focused values upon which their company was built.

EverBank shares these values and we remain committed to supporting organizations focused on affordable housing, financial literacy, the development of youth and other important issues in our communities. As a result of this shared commitment, TIAA and EverBank have jointly agreed that all of EverBank’s 2016 charitable contribution commitments will be honored. In addition, as we work toward integrating our two companies in the months ahead, we will keep you informed of any changes to our 2017 charitable request and award processes that may impact your organization. In the meantime, if you would like to learn more about our announcement today, please feel free to visit our EverBank-TIAA Transaction Information Room.

Thank you for all that you do and for continuing to partner with us to support the communities where we work and live.

Sincerely,

Robert Clements, Chairman & CEO

Blake Wilson, President & COO

Legal Disclosure:

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger between EverBank Financial Corp and TIAA. In connection with the Merger, EverBank Financial Corp intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EverBank Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website https://www.sec.gov. Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at scott.verlander@everbank.com, or by visiting EverBank Financial Corp’s website http://about.everbank/investors/.

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed Merger. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this communication, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the Merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this communication, except as required by law.

EverBank, 501 Riverside Ave., Jacksonville, FL 32202

© 2016 EverBank. All rights reserved. FDIC/EHL logos

ALL EVERBANK EMAIL ANNOUNCEMENTS: SUBJECT LINE

An Exciting Announcement from EverBank